American Century Investment Trust

PROSPECTUS SUPPLEMENT

PRIME MONEY MARKET FUND * DIVERSIFIED BOND FUND
PREMIUM MONEY MARKET FUND * HIGH-YIELD FUND

Supplement dated August 5, 2002 * Prospectus dated July 1, 2002

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held August 2, 2002, shareholders of Prime
Money Market, Diversified Bond, and Premium Money Market approved the following proposal.

Shareholders of the aforementioned funds elected the funds' eight-member Board of Trustees for indefinite terms,  effective immediately following the meeting.
The elected trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall,
William M. Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and
Jeanne D. Wohlers.

SH-SPL-30979   0208